Principal Funds, Inc.

Supplement dated June 16, 2017
to the Statement of Additional Information dated April 7, 2017 as revised on May 2, 2017 and amended and restated on June 12, 2017

This supplement updates information currently in the Statement of Additional Information. Please retain this supplement for future reference.

DESCRIPTION OF THE FUNDS’ INVESTMENTS AND RISKS
Under Fund Policies, delete the last paragraph under the first group of funds (Blue Chip, et. al.) and replace with the following:

Each Fund (except the Global Multi-Strategy, Global Opportunities, and SystematEx International Funds) has also adopted the non-fundamental policy (except the Opportunistic Municipal Fund, which has adopted a fundamental policy), pursuant to SEC Rule 35d-1, which requires it, under normal circumstances, to invest at least 80% of its net assets, plus any borrowings for investment purposes, in the type of investments, industry or geographic region (as described in the prospectus) as suggested by the name of the Fund. For purposes of testing this requirement and other requirements with respect to foreign currency investments, each Fund will count forward foreign currency contracts and similar investments that have economic characteristics similar or equivalent to investing in foreign currency directly; such value will be determined using the Fund’s Investments in cash and/or cash equivalents to the extent such instruments are used to cover the Fund’s exposure under such forward foreign currency contracts and similar instruments. For purposes of testing the 80% requirement for the Multi-Manager Equity Long/Short Fund, the Fund will use the notional value of derivative instruments that are specifically used to create synthetic exposure to a particular equity security or an equity index. For purposes of testing the 80% requirement for the Dynamic Floating Rate High Income Fund, the Fund will count all investments in an exchange traded-fund (“ETF”) toward the requirement as long as 80% of the value of the ETF’s holdings focus on the particular type of investment suggested by the Fund name. This policy applies at the time of purchase. The Fund will provide 60 days’ notice to shareholders prior to implementing a change in this policy for the Fund. For purposes of this non-fundamental restriction, the Fund tests market capitalization ranges monthly.

LEADERSHIP STRUCTURE AND BOARD OF DIRECTORS
Under Officers of the Fund, delete the rows for Jennifer A. Block, Carolyn F. Kolks, Sara L. Reece, Britney L. Schnathorst, and Clint Woods, and replace with the following:

Jennifer A. Block Des Moines, IA 50392 1973	Counsel (since 2017) Assistant Counsel (2010-2017) Assistant Secretary (since 2015)	Counsel, PFD (2009-2013) Counsel, PLIC Counsel, PMC (2009-2013, 2014-2017) Counsel, PSI (2009-2013) Counsel, PSS (2009-2013)
Sara L. Reece Des Moines, IA 50392 1975	Vice President and Controller (since 2016)	Director - Accounting, PLIC (since 2015) Assistant Financial Controller, PLIC (prior to 2015)
Britney L. Schnathorst Des Moines, IA 50392 1981	Assistant Secretary (since 2017) Assistant Counsel (since 2014)	Counsel, PLIC (since 2013) Prior thereto, Attorney in Private Practice
Clint Woods Des Moines, IA 50392 1961	Of Counsel (since 2017) Vice President (2016-2017) Counsel (2015-2017)
Vice President, Associate General Counsel, Governance Officer, and
Assistant Corporate Secretary, PLIC (since 2015)
Assistant General Counsel, Assistant Corporate Secretary, and Governance Officer, PLIC (2013-2015)
Associate General Counsel, AEGON (2003-2012)

Jared Yepsen Des Moines, IA 50392 1981	Assistant Tax Counsel (since 2017)	Counsel, PGI (since 2017) Counsel, PLIC (since 2015) Senior Attorney, TLIC (2013-2015) Attorney, TLIC (2010-2013)

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Under Officers of the Fund, add the following to the Abbreviations Used:

•	Transamerica Life Insurance Company (TLIC)

INVESTMENT ADVISORY AND OTHER SERVICES

Under Investment Advisors, delete references to Fischer Francis Trees & Watts, Inc. and replace with the following:

Sub-Advisor: BNP Paribas Asset Management, Inc. (formerly Fischer Francis Trees & Watts, Inc.) is indirectly wholly-owned by BNP Paribas S.A., a publicly owned bank organized in France, engaged in global financial activities.

Fund(s): a portion of the assets of Diversified Real Asset

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